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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) November 10, 2000
                                                        -----------------

                     NORTHEAST PENNSYLVANIA FINANCIAL CORP.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      1-13793                06-1504091
      --------                      ---------              ----------
(State or other Jurisdiction of    (Commission           (IRS Employer
incorporation or organization)     File Number)          Identification No.)

                12 E. Broad Street, Hazleton, Pennsylvania 18201
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (570) 459-3700
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)















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ITEMS 1, 3, 4, 5, 6, 8 AND 9.             NOT APPLICABLE.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

      On November 10, 2000, Northeast Pennsylvania Financial Corp. ("Northeast"), acquired Security of Pennsylvania Financial Corp. ("Security"), based in Hazleton, Pennsylvania, the holding company of Security Savings Association of Hazleton, a Pennsylvania-chartered savings and loan association ("Security Savings"). Pursuant to an Agreement and Plan of Merger, each share of the issued and outstanding common stock, par value $0.01 per share, of Security is entitled to receive $17.50 in cash. In addition, on November 10, 2000 Security Savings was merged with and into First Federal Bank, a federally-chartered savings bank ("First Federal"), with First Federal being the surviving institution.

      For additional information regarding the foregoing, see the press release issued by First Federal, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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            (a) The required financial statements will be filed no later than
January 24, 2001.

            (b) The required pro forma financial information will be filed no later than January 24, 2001.

            (c) Exhibits. The following Exhibits are filed as part of this report:


            EXHIBIT NO.             DESCRIPTION
            -----------             -----------
               2.1                  Agreement and Plan of Merger, as of June 2,
                                    2000, by and among Northeast Pennsylvania
                                    Financial Corp., Northeast Acquisition, Inc.
                                    and Security of Pennsylvania Financial
                                    Corp.*

              99.1                  Press Release issued November 10, 2000.

      *Incorporated by reference to the Form 8-K (SEC File No. 1-13793) filed by Northeast Pennsylvania Financial Corp. on June 15, 2000.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NORTHEAST PENNSYLVANIA
                                          FINANCIAL CORP.


Dated: November 20, 2000            By: /s/ E. Lee Beard
                                        ----------------------------------------
                                        E. Lee Beard
                                        President and Chief Executive Officer